SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of February 14, 2008 (the “Amendment”) is entered into among Joy Global Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent have entered into that certain Credit Agreement dated as of October 28, 2005 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments. The Credit Agreement is hereby amended as follows:

(a)           The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order and shall read as follows:

“N.E.S. Acquisition” means the Acquisition by the Borrower of all of the issued and outstanding capital stock of N.E.S. Investment Co., a Delaware corporation.

“Required Revolving Lenders” means, at any time, Lenders holding in the aggregate more than 50% of (a) the unfunded Revolving Commitments and the outstanding Revolving Loans, L/C Obligations and participations therein or (b) if the Revolving Commitments have been terminated, the outstanding Revolving Loans, L/C Obligations and participations therein. The unfunded Revolving Commitments of, and the outstanding Revolving Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Revolving Lenders.

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of February 14, 2008 by and between the Borrower, the Guarantors, the Lenders party thereto and Bank of America, as Administrative Agent.

“Second Amendment Effective Date” means February 14, 2008.

“Term Loan” has the meaning specified in Section 2.01(b). For the avoidance of doubt, it is understood and agreed that the Term Loan consists of the term loan made by the Lenders on the Second Amendment Effective Date and any term loan advance made by the Lenders pursuant to Section 2.02(f).

“Term Loan Commitment” means, as to each Lender, its obligation to make its portion of the Term Loan to the Borrower pursuant to Section 2.01(b), in the principal

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amount set forth opposite such Lender’s name on Schedule 2.01. The aggregate principal amount of the Term Loan Commitments of all of the Lenders as in effect on the Second Amendment Effective Date is ONE HUNDRED SEVENTY-FIVE MILLION DOLLARS ($175,000,000).

“Term Note” has the meaning specified in Section 2.11(a).

(b)           The definition of “Applicable Percentage” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Percentage” means with respect to any Lender at any time, (a) with respect to such Lender’s Revolving Commitment at any time, the percentage of the Aggregate Revolving Commitments represented by such Lender’s Revolving Commitment at such time; provided that if the commitment of each Lender to make Revolving Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.02 or if the Aggregate Revolving Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments, and (b) with respect to such Lender’s portion of the outstanding Term Loan at any time, the percentage of the outstanding principal amount of the Term Loan held by such Lender at such time. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

(c)           The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Commitment” means, as to each Lender, the Revolving Commitment of such Lender, and/or the Term Loan Commitment of such Lender.

(d)           The definition of “Lenders” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Lenders” means each of the Persons identified as a “Lender” on the signature pages hereto, each of the Persons identified as a “Lender” on the signature pages to the Second Amendment and their successors and assigns and, as the context requires, the Swing Line Lender.

(e)           The definition of “Loan” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Revolving Loan, Swing Line Loan or Term Loan.

(f)           The definition of “Note” or “Notes” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Note” or “Notes” means the Revolving Notes, the Swing Line Note, and/or the Term Notes, individually or collectively, as appropriate.

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(g)           The definition of “Permitted Acquisitions” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Permitted Acquisitions” means (a) the N.E.S. Acquisition, provided that (i) the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to the N.E.S. Acquisition on a Pro Forma Basis, the Loan Parties would be in compliance with the Consolidated Leverage Ratio and the Consolidated Interest Coverage Ratio as of the most recent fiscal quarter for which the Borrower was required to deliver financial statements pursuant to Section 7.01(a) or (b), (ii) the representations and warranties made by the Loan Parties in each Loan Document shall be true and correct in all material respects at and as if made as of the date of the N.E.S. Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, and (iii) no Default shall exist and be continuing immediately before or immediately after giving effect thereto, and (b) Investments consisting of an Acquisition by a Loan Party, provided that (i) the property acquired (or the property of the Person acquired) in such Acquisition is used or useful in the same or a similar line of business as the Borrower and its Subsidiaries were engaged in on the Closing Date (or any reasonable extensions, developments or expansions thereof) or any business related, ancillary or complementary to any such business, (ii) in the case of an Acquisition of the Equity Interests of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (iii) the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Loan Parties would be in compliance with the Consolidated Leverage Ratio and the Consolidated Interest Coverage Ratio as of the most recent fiscal quarter for which the Borrower was required to deliver financial statements pursuant to Section 7.01(a) or (b), (iv) the representations and warranties made by the Loan Parties in each Loan Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (v) if such transaction involves the purchase of an interest in a partnership between the Borrower (or a Subsidiary) as a general partner and entities unaffiliated with the Borrower or such Subsidiary as the other partners, such transaction shall be effected by having such equity interest acquired by a corporate holding company directly or indirectly wholly-owned by the Borrower newly formed for the sole purpose of effecting such transaction and (vi) no Default shall exist and be continuing immediately before or immediately after giving effect thereto.

(h)	Section 2.01 of the Credit Agreement is hereby amended to read as follows:

(a)           Revolving Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to the Borrower in Dollars from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Commitment; provided, however, that after giving effect to any Borrowing of Revolving Loans, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Commitment. Within the limits of each Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this

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Section 2.01(a), prepay under Section 2.05, and reborrow under this Section 2.01(a). Revolving Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein, provided, however, all Borrowings made on the Closing Date shall be made as Base Rate Loans.

(b)           Term Loan. Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (the “Term Loan”) to the Borrower in Dollars on the Second Amendment Effective Date in an amount equal to such Lender’s Term Loan Commitment. Amounts repaid or prepaid on the Term Loan may not be reborrowed. The Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, as further provided herein; provided, however, all Borrowings made on the Second Amendment Effective Date shall be made as Base Rate Loans.

(i)            A new Section 2.02(f) is hereby added to the Credit Agreement following Section 2.02(e) to read as follows:

(f)          The Borrower may, at any time and from time to time prior to the Maturity Date, upon prior written notice from the Borrower to the Administrative Agent, request an increase to the Term Loan in an amount not to exceed SEVENTY-FIVE MILLION DOLLARS ($75,000,000) with additional Term Loan Commitments from any existing Lender or Term Loan Commitments from any other Person selected by the Borrower and approved by the Administrative Agent; provided that:

(i)          any such increase shall be in a minimum principal amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof and the Borrower may make a maximum of two requests;

(ii)         no Default or Event of Default shall be continuing at the time of any such increase;

(iii)         no existing Lender shall be under any obligation to increase its Term Loan Commitment and any such decision whether to increase its Term Loan Commitment shall be in such Lender’s sole and absolute discretion;

(iv)         (A) any new Lender shall join this Agreement by executing such joinder documents reasonably required by the Administrative Agent and/or (B) any existing Lender electing to increase its Term Loan Commitment shall have executed a commitment agreement satisfactory to the Administrative Agent; and

(v)           as a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the date of such increase signed by a Responsible Officer of the such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (B) certifying that, before and after giving effect to such increase, (1) the representations and warranties contained in Article VI and the other Loan Documents are true and correct in all material respects on and as of the date of such increase, except to the extent that such representations and warranties refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.02(f), the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent

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statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01, and (2) no Default or Event of Default exists.

Upon any increase of the Term Loan, the outstanding Term Loans held by each Lender thereunder shall be reallocated (through assignments and purchases of the necessary outstanding Loans) amongst the applicable Lenders such that after giving effect to such reallocation, each of the applicable Lenders will hold Term Loans, as applicable based on its pro rata share after giving effect to such increase. Such assignments shall not be subject to any processing and/or recordation fees among the applicable Lenders, and the Borrower shall be responsible for any costs arising under Section 3.05 resulting from such reallocation, it being understood that the parties hereto shall use commercially reasonable efforts to avoid prepayment or assignment of any affected Loan that is a Eurodollar Rate Loan on a day other than the last day of the Interest Period applicable thereto.

(j)            Section 2.03(a)(ii)(A) of the Credit Agreement is hereby amended to read as follows:

(A)           subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders have approved such expiry date; or

(k)           The reference to “Required Lenders” in Section 2.03(b)(iii) of the Credit Agreement is hereby changed to “Required Revolving Lenders”.

(l)            A new Section 2.03(m) is hereby added to the Credit Agreement following Section 2.03(l) of the Credit Agreement to read as follows:

(m)         Revolving Commitments. For the avoidance of doubt, all references to “Lenders” in this Section 2.03 shall be deemed references to Lenders with Revolving Commitments.

(m)         A new Section 2.04(g) is hereby added to the Credit Agreement following Section 2.04(f) of the Credit Agreement to read as follows:

(g)         Revolving Commitments. For the avoidance of doubt, all references to “Lenders” in this Section 2.04 shall be deemed references to Lenders with Revolving Commitments.

(n)           The first sentence of Section 2.05(a)(i) of the Credit Agreement is hereby amended to read as follows:

(i)            Revolving Loans and Term Loans. The Borrower may, upon notice from the Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Loans and/or the Term Loan in whole or in part without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans; (B) any such prepayment of Eurodollar Rate Loans shall be in a principal amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); (C) any prepayment of Base Rate Loans shall be in a

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principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding) and (D) any prepayment of the Term Loan shall be applied to the remaining principal amortization payments thereof in the inverse order of maturity.

(o)           A new Section 2.07(c) is hereby added to the Credit Agreement following Section 2.07(b) thereof to read as follows:

(c)           Term Loan. The Borrower shall repay the outstanding principal amount of the Term Loan in installments on the dates and in the amounts equal to the percentage of the principal amount of the initial Term Loan made on the Second Amendment Effective Date plus the aggregate principal amount of the Term Loan made pursuant to Section 2.02(f), as set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02:

Payment Dates	Principal Amortization Payment

April 30, 2008	2.5%
July 31, 2008	2.5%
October 31, 2008	2.5%
January 31, 2009	2.5%
April 30, 2009	2.5%
July 31, 2009	2.5%
October 31, 2009	2.5%
January 31, 2010	2.5%
April 30, 2010	2.5%
July 31, 2010	2.5%
October 31, 2010	2.5%
January 31, 2011	2.5%
April 30, 2011	2.5%
July 31, 2011	2.5%
October 31, 2011	2.5%
Maturity Date	Outstanding Principal Balance of Term Loan

(p)	Section 2.11(a) of the Credit Agreement is hereby amended to read as follows:

(a)           The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the

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Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each such promissory note shall (i) in the case of Revolving Loans, be in the form of Exhibit 2.11(a)(i) (a “Revolving Note”), (ii) in the case of Swing Line Loans, be in the form of Exhibit 2.11(a)(ii) (a “Swing Line Note”), and (iii) in the case of a Term Loan, be in the form of Exhibit 2.11(a)(iii) (a “Term Note”). Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(q)	Section 6.12(c) of the Credit Agreement is hereby amended to read as follows:

(c)           Except as could not reasonably be expected to result in a Material Adverse Effect, (i) no ERISA Event has occurred or is reasonably expected to occur; (ii) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iii) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (iv) to the Loan Parties’ knowledge, no Loan Party nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Section 4069 or 4212(c) of ERISA.

(r)	Section 7.11 of the Credit Agreement is hereby amended to read as follows:

Use the proceeds of the Credit Extensions to finance working capital, Permitted Acquisitions, capital expenditures, the issuance of financial and performance letters of credit and other lawful corporate purposes; provided that (A) in no event shall the proceeds of the Credit Extensions be used in contravention of any Law or of any Loan Document and (B) the proceeds of the Term Loan shall only be used to make Permitted Acquisitions.

(s)           Section 8.01 of the Credit Agreement is hereby amended by replacing the “.” at the end of clause (p) with “; and” and adding the following new clause (q) immediately after clause (p) to read as follows:

(q)           Liens, if any, on the capital stock of Continental MECO (Proprietary) Ltd. pursuant to an escrow agreement between Continental Conveyor International Inc. and such escrow agent prior to the receipt of any necessary approval or consent from the Competition Commission of South Africa for the Borrower’s purchase of Continental MECO (Proprietary) Ltd.

(t)            Section 11.06(b)(ii) of the Credit Agreement is hereby amended to read as follows:

(ii) [Reserved];

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(u)           Schedule 2.01 of the Credit Agreement is hereby amended to add the Term Loan Commitments identified on Schedule 2.01 attached hereto.

(v)           A new Exhibit 2.11(a)(iii) is hereby added to read as provided on Exhibit 2.11(a)(iii) attached hereto.

2.            Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)           Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders, any Lender with a Term Loan Commitment as of the Second Amendment Effective Date and the Administrative Agent;

(b)            Receipt by the Administrative Agent of a certificate of a Responsible Officer or Secretary of each Loan Party, (i) certifying that the Organizational Documents of each Loan Party delivered on the Closing Date have not been amended, supplemented or otherwise modified since the Closing Date and remain in full force and effect as of the Second Amendment Effective Date and (ii) attaching resolutions of each Loan Party approving and adopting this Amendment, in form and substance reasonably satisfactory to the Administrative Agent, and authorizing the execution and delivery of this Amendment and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Second Amendment Effective Date;

(c)           Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Second Amendment Effective Date, in form and substance satisfactory to the Administrative Agent;

(d)            Receipt by the Administrative Agent of any fees and expenses payable in connection with this Amendment; including an amendment fee, on behalf of each Lender signing this Amendment on or before February 14, 2008, equal to 0.025% of the Revolving Commitment of such Lender; and

(e)             Receipt by the Administrative Agent of a certificate of a Responsible Officer or Secretary of the Borrower certifying that the Borrower has initiated consummation of, and will upon effectiveness of this Amendment immediately consummate, the N.E.S. Acquisition.

3.	Miscellaneous.

(a)   Except as amended by this Amendment, the Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)         Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents, including without limitation its guarantee of the payment of the Term Loan in full and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)	The Borrowers and the Guarantors hereby represent and warrant as follows:

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(i)          Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)         This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)        No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)   The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)   This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)          From and after the Second Amendment Effective Date, by execution of this Amendment, each Person identified as a “Lender” on the signature pages hereto that is not already a Lender under the Credit Agreement hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Person will be deemed to be a party to the Credit Agreement as amended hereby and a “Lender” for all purposes of the Credit Agreement as amended hereby, and shall have all of the obligations of a Lender thereunder as if it had executed the Credit Agreement, as amended hereby. Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Lenders contained in the Credit Agreement, as amended hereby.

(g)         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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                Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	JOY GLOBAL INC.,
a Delaware corporation

By:___________________________
Name:
Title:

GUARANTORS:	JOY TECHNOLOGIES INC.,
a Delaware corporation

By:___________________________
Name:
Title:

P&H MINING EQUIPMENT INC.,
a Delaware corporation

By:___________________________
Name:
Title:

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SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE	BANK OF AMERICA, N.A.,
AGENT:	as Administrative Agent

By:___________________________
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:___________________________
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION,
as a Lender and an L/C Issuer

By:___________________________
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
in its capacity as L/C Issuer under the Existing Letters of Credit

By:___________________________
Name:
Title:

By:___________________________
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH

By:___________________________
Name:
Title:

By:___________________________
Name:
Title:

HARRIS N.A.

By:___________________________
Name:
Title:

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SECOND AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:___________________________
Name:
Title:

STANDARD BANK PLC

By:___________________________
Name:
Title:

M&I MARSHALL & ILSLEY BANK

By:___________________________
Name:
Title:

WELLS FARGO BANK, N.A.

By:___________________________
Name:
Title:

NATIONAL CITY BANK, successor by merger
to NATIONAL CITY BANK OF THE MIDWEST

By:___________________________
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC

By:___________________________
Name:
Title:

NATIONAL AUSTRALIA BANK LIMITED, A.B.N.
12 004 044 937

By:___________________________
Name:
Title:

THE NORTHERN TRUST CO.

By:___________________________
Name:
Title:

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SECOND AMENDMENT TO CREDIT AGREEMENT

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:___________________________
Name:
Title:

By:___________________________
Name:
Title:

MIZUHO CORPORATE BANK, LTD

By:___________________________
Name:
Title:

KBC BANK, N.V.

By:___________________________
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD.
NEW YORK AGENCY

By:___________________________
Name:
Title:

COMERICA BANK

By:___________________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

By:___________________________
Name:
Title:

CALYON NEW YORK BRANCH

By:___________________________
Name:
Title:

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SECOND AMENDMENT TO CREDIT AGREEMENT

MIZUHO CORPORATE BANK (USA)

By:___________________________
Name:
Title:

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SECOND AMENDMENT TO CREDIT AGREEMENT

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Term Loan Commitment	Applicable Percentage of Aggregate Term Loan Commitment
Bank of America, N.A.	$21,000,000.00	12.000000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$21,000,000.00	12.000000000%
Wells Fargo Bank, N.A.	$21,000,000.00	12.000000000%
JPMorgan Chase Bank, N.A.	$21,000,000.00	12.000000000%
Deutsche Bank AG New York Branch	$21,000,000.00	12.000000000%
Mizuho Corporate Bank (USA)	$15,000,000.00	8.571428571%
The Northern Trust Co.	$15,000,000.00	8.571428571%
The Royal Bank of Scotland PLC	$15,000,000.00	8.571428571%
Comerica Bank	$15,000,000.00	8.571428571%
National Australia Bank Limited, A.B.N. 12 004 044 937	$10,000,000.00	5.714285716%
TOTAL	$175,000,000.00	100.000000000%

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EXHIBIT 2.11(a)(iii)

FORM OF TERM NOTE

_________________

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Term Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement dated as of October 28, 2005 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”) among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

The Borrower promises to pay interest on the unpaid principal amount of the Term Loan from the date of the Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Term Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Note and endorse thereon the date, amount and maturity of the Term Loan and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Term Note.

THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

JOY GLOBAL INC.,
a Delaware corporation

By:___________________________
Name:
Title:

CHAR1\1030852v8